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                                                                   EXHIBIT (99f)
                                                                   -------------


                         REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the " Registration Rights Agreement" or "Agreement") is entered into as of January 27, 1997, by and among GOLF-TECHNOLOGY HOLDING, INC., an Idaho corporation (the "Company"), and Clark Partners III, L.P. ("Clark") and RBB Bank Aktiengesellschaft ("RBB," together with Clark, collectively, the "Investors" and each an "Investor").

                                    Recitals

     WHEREAS, the Company is offering to sell (A) shares of Series C Preferred Stock (the "Preferred Stock") of the Company in the amount of (i) 1,875 Preferred Shares to RBB (the "RBB Preferred Shares"), and (ii) 2,625 Preferred Shares of the Company to Clark (the "Clark Preferred Shares"), (B) warrants (the "Warrants") for the purchase of shares of common stock par value $.001 (the "Common Stock") of the Company in the amount of (i) 187,500 shares of Common Stock pursuant to the terms of the Warrant for the Purchase of Shares of Common Stock (the "RBB Warrant"), issued on January 27, 1997, by the Company to RBB,
(ii) 51,724 shares of Common Stock pursuant to the terms of the Warrant for the Purchase of Shares of Common Stock (the "Additional RBB Warrant"), issued on January 27, 1997, by the Company to RBB, and (iii) 262,500 shares of Common Stock pursuant to the terms of the Warrant for the Purchase of Shares of Common Stock (the "Clark Warrant"), issued on January 27, 1997, by the Company to Clark and (C) 51,724 shares of Common Stock to RBB (the "RBB Common Shares"), for an aggregate purchase price to be paid by RBB of One Million, Two Hundred Fifty Thousand Dollars ($1,250,000) (U.S.) pursuant to the terms of the Regulation S Securities Subscription Agreement (the "Regulation S Agreement"), dated January 27, 1997, between the Company and RBB, and for an aggregate purchase price to be paid by Clark of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) (U.S.), pursuant to the terms of the Regulation D Securities Subscription Agreement (the "Regulation D Agreement" and collectively with the Regulation S Agreement, "the Subscription Agreements"), dated January 27, 1997, between the Company and Clark; and

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investors' agreement to enter into the Subscription Agreements, the Company has agreed to provide the Investors with certain registration rights with respect to the Offered Securities;

     NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Subscription Agreements and this Agreement, the Company and the Investors agree as follows:

     1.  Certain Definitions.  As used in this Registration Rights Agreement,
         -------------------
the following terms shall have the following respective meanings:

     "Clark Securities" shall mean the Clark Preferred Shares and Clark
Warrants.
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     "Commission" shall mean the United States Securities and Exchange
Commission or any other United States agency at the time administering the Securities Act.

     "Converted Stock" shall mean the shares of Common Stock issuable upon conversion of the Clark Preferred Shares, Clark Warrants, RBB Preferred Shares, RBB Warrant and Additional RBB Warrant.

     "Offered Securities" shall mean the Clark Securities and the RBB
Securities.

     "Other Registrable Securities" shall mean those shares of Common Stock heretofore or hereafter issued pursuant to one or more agreements granting the purchasers of such securities the right to have the Company register such securities or include such securities in any other registration of the Company's equity securities.

     "RBB Securities" means the RBB Preferred Shares, RBB Warrants, RBB Additional Warrants, and RBB Common Shares.

     "RBB Shares" means the RBB Preferred Shares, RBB Common Shares, and the shares of Common Stock issuable upon conversion of the RBB Preferred Shares or exercise of the RBB Warrants or RBB Additional Warrants.

     "Registrable Shares" shall mean (i) any Common Stock of the Company issued or issuable in respect of the Warrants or Preferred Stock issued to RBB or Clark, or their permitted transferees, and (ii) the RBB Common Shares or upon any stock split, stock dividend, recapitalization or similar event; provided, however, that Registrable Shares or other securities shall no longer be treated as Registrable Shares if (A) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon consummation of such sale or (C) all such Registrable Shares are available for sale under the Securities Act (including Rule 144(k)), in the opinion of counsel to the Company, without compliance with the registration and prospectus delivery requirements of the Securities Act and without compliance with the volume and manner of sale restrictions of Rule 144, so that all transfer restrictions and restrictive legends with respect thereto may be removed upon the consummation of such sale.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expense incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements (not to exceed $20,000) of one counsel for all the selling

                                       2
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holders of Registrable Shares for a limited "due diligence" examination of the
Company, and the reasonable expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and excluding all underwriting discounts and selling commissions applicable to the sale of the Registrable Shares).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Shares and all fees and disbursements of one counsel for the selling holders of Registrable Shares (other than the fees disbursements of such counsel included in Registration Expenses).

     2.  Requested Registration.
         ----------------------

     The following registration rights will apply (I) in connection with RBB, if, and only if, at any time prior to the termination of this Agreement, Regulation S promulgated under the Securities Act is rescinded or modified so as to preclude RBB from reselling in United States public securities markets any of the RBB Securities received from the Company pursuant to the Regulation S Agreement following expiration of the Restricted Period (as defined in the Regulation S Agreement), or if, for any other reason, the Company refuses to issue RBB Shares bearing no restrictive legend to RBB after expiration of the Restricted Period; or (II) in connection with Clark, at any time after January 27, 1998; provided, however, that an Investor shall not be entitled to request registration pursuant to this Agreement (and shall not be considered an Investor pursuant to this Agreement, and the securities held by an Investor shall not be considered Registrable Shares pursuant to this Agreement) if a representation or warranty of such Investor in the applicable Subscription Agreement is inaccurate or was inaccurate when made, or such Investor has failed to comply with the covenants and agreements set forth in the applicable Subscription Agreement:

          (a) Request for Registration.  If the Company shall receive from any
              ------------------------
Investor, at any time after twelve (12) and prior to forty-eight (48) months following the final closing of the sale of Offered Securities pursuant to the Subscription Agreements, a written request that the Company effect a registration with respect to all, but not less than all, of the Registrable Shares held by such Investor (which notice shall specify the intended method of disposition), the Company shall:

          (i) promptly give written notice of the proposed registration to all other holders of Registrable Shares; and

          (ii) as soon as practicable use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate

                                       3
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compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any holder or holders of Registrable Shares joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this
Section 2:

          (A) after the Company has effected one or more such registrations pursuant to this Section 2(a) and such registrations have been declared or ordered effective by the Commission and the sale of all the Registrable Shares shall have closed; or

          (B) within the period starting with the date sixty (60) days prior to the Company's good faith estimated date of filing of, and ending one hundred eighty (180) days following the effective date of, any registered offering of the Company's securities to the general public.

          Subject to the foregoing limitations in clauses (A) and (B) above, the Company shall file a registration statement covering the Registrable Shares so requested to be registered as soon as practicable after receipt of the request or requests of the Investors, but no later than forty-five (45) days following receipt of such request or requests, except in the event audited financial statements not previously prepared are required to be prepared prior to the filing of such registration statement, in which case such registration statement must be filed as soon as practicable, but in any event within ninety (90) days following receipt of such request or requests.

          The registration statement filed pursuant to the request of an Investor may, subject to the provision of Section 2(b) below, include Other Registrable Securities, other securities of the Company which are held by officers or directors of the Company or which are held by other holders of registration rights, and may include securities of the Company being sold for the account of the Company.

          (b) Underwriting.  If an Investor intends to distribute the
              ------------
Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2 and the Company shall include such information in the written notice referred to in Section 2(a)(i) above. The right of any holder of Registrable Shares to registration pursuant to Section 2 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Shares in such underwriting (unless otherwise mutually agreed by a majority in interest of the Investors and such holder with respect to such participation and inclusion) to the extent provided herein. A holder of Registrable Shares may elect to include in such underwriting all or a part of the Registrable Shares it holds.

          (i) If the Company shall request inclusion in any registration pursuant to Section 2 of securities being sold for its own account, or if officers or directors of the Company holding other securities of the Company or other holders of registration rights, shall request

                                       4
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inclusion in any registration pursuant to Section 2, the Investors shall, on behalf of all holders of Registrable Shares, offer to include Other Registrable Securities and the securities of the Company, such officers and directors and such other holders of registration rights in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all holders of Registrable Shares, officers and directors, other holders of registration rights and holders of Other Registrable Securities proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by the Company, which underwriter(s) shall be reasonably acceptable to a majority in interest of the Investors.

          (ii) Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of Registrable Shares and other shareholders whose securities would otherwise be underwritten pursuant hereto, and the number of Registrable Shares and other securities that may be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company held by officers and directors of the Company (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the Other Registrable Securities shall be excluded pro rata with Registrable Shares, unless another method of determining such exclusion is specified in the agreements governing the Other Registrable Securities, according to the relative number of Other Registrable Securities requested to be included in such registration and underwriting, from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of Registrable Shares that may be included in the registration and underwriting shall be allocated among all holders of Registrable Shares in proportion, as nearly as practicable, to the respective amounts of Registrable Shares which they had requested to be included in such registration at the time of filing the registration statement. No Registrable Shares or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall also be included in such registration. In connection with the registration rights granted to Clark pursuant to this Agreement, the parties hereto acknowledge and agree that (i) pursuant to the terms of the Regulation D Agreement, Clark has a qualified right to designate one member of the Board of Directors of the Company, and (ii) that in no way shall the satisfaction of such right limit or adversely affect the registration rights granted to Clark pursuant to this Agreement.

          (iii) If the Company or any officer, director or holder of Registrable Shares or Other Registrable Securities who has requested inclusion in such registration and underwriting as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Investors. The securities so withdrawn shall also be withdrawn from registration.

          (c)  Number of Requests for Registration.  Each of Clark and RBB, or
               -----------------------------------
their permitted transferees, shall have one (1) requested registration right under this Section 2.

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3.   Incidental Registration Under Securities Act of 1933.
     ----------------------------------------------------

     (a) The Company agrees that if, at any time and, from time to time (during the period commencing on the Commencement Date and ending on the Expiration Date), the Board of Directors of the Company shall authorize the filing of a registration statement other than a registration statement on Form S-4 or S-8 (any such registration statement being sometimes hereinafter called a "Company Initiated Registration Statement") under the Act (otherwise than pursuant to Section 2 hereof) in connection with the proposed offer of any of its securities by it or any of its shareholders, the Company will (i) promptly notify the Investors and all of their permitted transferees, if any, that such Company Initiated Registration Statement will be filed and that the Registrable Shares which are then held, and/or which may be acquired upon the exercise of the Warrants or conversion of the Preferred Stock, by the Investors, or their permitted transferees, and such Investors, or their permitted transferees, will be included in such Company Initiated Registration Statement at the Investors', or their permitted transferees' request, (ii) cause such Company Initiated Registration Statement to cover all Registrable Shares which it has been so requested to include, (iii) cause such Company Initiated Registration Statement to become effective as soon as practicable and to remain effective and current for a minimum period of one hundred eighty (180) days (unless terminated earlier as contemplated by Section 2(a)(ii)(A) or (B), and (iv) take all other action necessary under any federal or state law or regulation of any governmental authority to permit all Registrable Shares which it has been so requested to include in such Company Initiated Registration Statement to be sold or otherwise disposed of and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period such registration statement remains effective (such period being a minimum of one hundred eighty (180) days, unless the effectiveness of the registration statement is terminated earlier as contemplated by Section 2(a)(ii)(A) or (B)). If the registration of which the Company gives notice is a firmly underwritten registered public offering, the Company shall so advise the Investors, and their permitted transferees, as part of the written notice given pursuant to this
Section 3(a). In such event, notwithstanding any other provision of this Section 3(a), if the underwriter of such public offering determines in its reasonable discretion that marketing factors require the limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all of the Registrable Shares from such registration and underwriting. The Company shall so advise all Investors, and their permitted transferees, shall allocate the securities to be included in such offering in the following manner. The Company may exclude shares of all Investors, and their permitted transferees, of registration rights without any exclusion of shares offered by the Company, provided that no securities other than securities offered by the Company are included in such registration. In the event of any exclusion of shares held by holders of registration rights, the securities of the Company (other than the Registrable Shares) issued subsequent the date hereof (whether or not such securities are entitled to registration rights) shall be excluded first to the extent required by such limitation and, if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all Investors, and their permitted transferees, and all holders of shares of Common Stock (or securities that are convertible into or exchangeable for shares of Common Stock) that were issued and outstanding prior to the date hereof and which shares of Common Stock (including shares of Common Stock issuable upon conversion or exchange of such convertible securities) the Company is contractually obligated or otherwise desires, at the request of such holders, to include in such registration ("Prior Shares") in proportion, as nearly as practicable, to the respective number of Registrable Shares held or purchasable by such Investors, and their permitted transferees, and the respective number of Prior Shares, each determined at the time of the notice referred to in this
Section 3(a).

     (b) Whenever the Company is required pursuant to the provisions of this
Section 3 to include Registrable Shares in a registration statement, the Company shall (i) furnish each Investors of any such Registrable Shares and each underwriter of such Registrable Shares with such copies of the prospectus, including the preliminary prospects, conforming to the Act (and such other documents as each such Investors or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Registrable Shares, (ii) use its best efforts to register or qualify such Registrable Shares under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the Investors, or their permitted transferees, of any such Registrable Shares and each underwriter of Registrable Shares being sold by Investors, or their permitted transferees, shall reasonably request, and (iii) take such other actions as may be reasonably necessary or advisable to enable such Investors, or their permitted transferees, and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Investors, or their permitted transferees, shall have reasonably requested that the Registrable Shares be sold.

     (c) The parties hereto, hereby acknowledge and agree that the registration rights granted to the Investors pursuant to Section 3 of this Agreement are subordinate to the "piggyback" registration rights of Third World Investments, Ltd. ("Third World") granted by the Company to Third World pursuant to that certain Warrant for the Purchase of Shares of Common Stock, issued on May 21, 1996, for 500,000 shares, by the Company to Third World.

     4.  Expenses of Registration. The Company shall bear all Registration
         ------------------------
Expenses incurred in connection with any registration, qualification or compliance of the Registrable Shares pursuant to this Agreement. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

     5.  Registration Procedures. Pursuant to this Agreement, the Company will
         -----------------------
keep each holder of Registrable Shares advised in writing as to the initiation of a registration under this Agreement and as to the completion thereof. At its expense, the Company will:

          (a) Use reasonable efforts to keep such registration effective for a period of one hundred eighty (180) days or until the holder or holders of Registrable Shares have completed the distribution described in the registration statement relating thereto or until the securities registered cease to be Registrable Shares, whichever first occurs;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement; and

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

          (c) Furnish such number of prospectuses and other documents incidental thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Shares from time to time may reasonably request.

     6.  Indemnification.
         ---------------

          (a) The Company will indemnify each holder of Registrable Shares, each of its officers, directors and each person controlling such holder of Registrable Shares, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company in connection with any such registration and will reimburse each such holder of Registrable Shares, each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained in this Section 6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company; and provided further that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Shares or underwriter and stated to be specifically for use therein. The foregoing indemnity agreement is further subject to the condition that insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of the foregoing indemnified parties if copies of a final prospectus correcting the misstatement, or alleged misstatement, omission or alleged omission upon which such loss, liability, claim or damage is based is timely delivered to such indemnified party and a copy thereof was not furnished to the person asserting the loss, liability, claim or damage.

          (b) Each holder of Registrable Shares, severally and not jointly, will, if Registrable Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such holder of Registrable Shares and each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact relating to such holder contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein relating to such holder or necessary to make the statements therein relating to such holder not misleading or any violation by such holder of any rule or regulation promulgated under the Securities Act applicable to such holder and relating to action or inaction required of such holder in connection with any such registration; and will reimburse the Company, such holders of Registrable Shares, directors, officers, partners, persons, underwriters or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) relating to such holder is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Shares and stated to be specifically for use therein; provided, however, that such indemnification obligations shall not apply if the Company modifies or changes to a material extent written information furnished by such holder; provided, further, that the obligation of any holder of Registrable Shares to indemnify the Company under the provisions of this Section 6(b) shall be limited to the product of the number of Registrable Shares being sold by the selling holder and the market price of the Common Stock on the date of the sale to the public of these Registrable Shares.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     7.  Information By Holder of Registrable Shares.  Each holder of
         -------------------------------------------
Registrable Shares shall furnish to the Company such information regarding such holder of Registrable Shares and the distribution proposed by such holder of Registrable Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

     8.  Miscellaneous.
         -------------

          8.1  Governing Law.  This agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York without giving effect to conflict of laws.

          8.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          8.3  Entire Agreement.  This Agreement constitutes the full and entire
               ----------------
understanding and agreement between the parties with regard to the subject matter hereof.

          8.4  Notices. etc.  All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand or by messenger or courier delivery service, addressed (a) if to Clark, at 30 Wall Street, 9/th/ Floor, New York, New York 10005, Attention: Kevin Moore, or at such other address as such Investor shall have furnished to the Company in writing, (b) if to RBB, at Burgring 16, 8010 Graz, Austria, Attention: Herbert Strauss, or at such other address as such Investor shall have furnished to the Company in writing, or (c) if to the Company, at 13000 Sawgrass Village Circle, Suite 30, Ponte Vedra Beach, Florida 32082, Attention: President, or at such other address as the Company shall have furnished to each Investor and each such other holder in writing.

          8.5  Delays or Omissions. No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any holder of any Registrable Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions of conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, a by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          8.6  Counterparts.  This agreement may be executed in any number of
               ------------
counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

          8.7  Severability.  In the case any provision of this Agreement shall
               ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          8.8  Amendments.  The provisions of this Agreement may be amended at
               ----------
any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Investors currently holding fifty percent (50%) of the Registrable Shares as of the date of such amendment or waiver.


        [Signature page follows, remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the date first above written.


COMPANY:                 GOLF-TECHNOLOGY HOLDING, INC.


                         By:   /S/ HAROLD E. HUTCHINS
                               ----------------------
                         Name:  Harold E. Hutchins
                         Title: Vice President, Chief Financial Officer,
                                Chief Operating Officer, and Secretary



INVESTORS:               CLARK PARTNERS III, L.P.
                         By:  Ninth Floor Corp.
                              its general partner


                         By:  /S/ KEVIN MOORE
                            -------------------------
                             Name: Kevin Moore
                             Title:  Vice President


                         RBB BANK AKTIENGESELLSCHAFT



                         By:  /S/ HERBERT STRAUSS
                            ----------------------
                             Name: Herbert Strauss
                             Title: Head Trader